UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 17, 2008

Commission	Registrant; State of Incorporation	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.
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1-5324	NORTHEAST UTILITIES	04-2147929
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(a Massachusetts voluntary association)
One Federal Street, Building 111-4
Springfield, Massachusetts 01105
Telephone: (413) 785-5871

0-00404	THE CONNECTICUT LIGHT AND POWER COMPANY	06-0303850
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(a Connecticut corporation)
107 Selden Street
Berlin, Connecticut 06037-1616
Telephone: (860) 665-5000

0-7624	WESTERN MASSACHUSETTS ELECTRIC COMPANY	04-1961130
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(a Massachusetts corporation)
One Federal Street, Building 111-4
Springfield, Massachusetts 01105
Telephone: (413) 785-5871

Not Applicable

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 -

Other Events

Item 8.01.

Other Events.

On November 17, 2008, the Federal Energy Regulatory Commission (FERC) issued an order granting certain incentives jointly sought by Northeast Utilities’ (NU) FERC-regulated companies, including The Connecticut Light and Power Company and Western Massachusetts Electric Company (the NU Companies), and National Grid USA, for the substantial transmission upgrades associated with their proposed New England East-West Solutions (NEEWS) series of transmission projects.  The NEEWS projects include four interrelated projects across three states, and several related and necessary upgrades.  For the NU Companies, the NEEWS projects include the construction of new overhead 345 KV lines in Massachusetts and Connecticut as well as associated substation work, new switching stations and 115 KV rebuilds. In their application to the FERC, the NU Companies and National Grid USA had sought (1) an incentive return on equity (ROE) of 150 basis points; (2) inclusion of 100 percent construction work in progress (CWIP) costs in rate base; and (3) recovery of 100 percent of prudently incurred costs if any portion of the NEEWS projects is abandoned for reasons beyond their control.

In its order, the FERC granted the requested CWIP and abandonment incentives and, finding that these incentives reduced the overall risk of the NEEWS projects, granted a 125 basis point ROE adder in lieu of the 150 basis points sought, resulting in an overall ROE for the NEEWS projects of 12.89 percent. The NU Companies recently began the siting application process and expect the NEEWS projects to be completed and placed in service by the end of 2013.

For further information on NU’s proposed transmission projects and related regulatory issues, please refer to “Management's Discussion and Analysis-Financial Condition and Business Analysis-Transmission Rate Matters and FERC Regulatory Issues-FERC ROE Decision” in NU's 2007 Annual Report on Form 10-K and NU’s Quarterly Reports on Form 10-Q for the quarters ended March 31, June, 30 and September 30, 2008.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES THE CONNECTICUT LIGHT AND POWER COMPANY WESTERN MASSACHUSETTS ELECTRIC COMPANY (Registrants)
By: /s/ Randy A.Shoop Name: Randy A. Shoop Title: Vice President and Treasurer

Date:  November 20, 2008